Exhibit 10.5

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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THIRD AMENDMENT

TO DEVELOPMENT AND SUPPLY AGREEMENT

Effective as of date of the last signature below, Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions (“Third Amendment”) as set forth below.

WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Substance (the “Original Agreement”), which also constitutes the antibody component of SGN-35 and the Parties subsequently entered into an amendment to the Original Agreement (the “First Amendment”) and then entered into a second amendment to the Original Agreement (the “Second Amendment”) (collectively the Original Agreement, the First Amendment and the Second Amendment hereinafter referred to as the “Agreement”); and

WHEREAS, the Parties have agreed to conduct additional development and manufacturing work pursuant to the terms and conditions of the Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Third Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraphs 2 and 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties.

2. Process Development Work. The Parties agree that Abbott shall perform the activities set forth in Stages 9 to 12 of Attachment 1 hereto pursuant to the terms and conditions of the Agreement.

3. Payment Schedule. As compensation for the activities to be performed by Abbott pursuant to Attachment 1 hereto, Seattle Genetics shall pay to Abbott the price established for each project stage on the dates set forth in Attachment 2. Billings associated with this Third Amendment may be combined on the same invoice with other, regular Payment Schedule charges.

4. Project References. All references to the Project set forth in the Agreement, with the exception of the Payment Schedule and Facility Reservation Fee for the Project shall also be deemed to apply to the activities performed by Abbott, pursuant to this Third Amendment.

5. Effectuation. The amendment to the Agreement contemplated by this Third Amendment shall be deemed effective as of the last date written below upon the full execution of this Third Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Third Amendment. All terms and conditions set forth in Agreement that are not amended hereby shall remain in full force and effect. Any term of this Third Amendment may be amended with the written consent of both parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

6. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Third Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

7. Entire Agreement. This Third Amendment and exhibits hereto are the product of both of the parties hereto, and together with the Agreement and exhibits thereto constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein.

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the dates set forth below.

ABBOTT LABORATORIES		SEATTLE GENETICS, INC.

By:	/s/ Steve Lichter	By:	/s/ Clay B. Siegall

Name:	Steve Lichter	Name:	Clay B. Siegall

Title:	Vice President, Manufacturing	Title:	President & CEO

Date:	11/5/2009	Date:	10/30/2009

11/3/2011	2	CONFIDENTIAL

ATTACHMENT 2

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2

Updated Payment Schedule

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.